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                                                                   Exhibit 10.10

                            AKAMAI TECHNOLOGIES, INC.

             SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


                          DATED AS OF NOVEMBER 23, 1998
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                            AKAMAI TECHNOLOGIES, INC.

             SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                          DATED AS OF NOVEMBER 23, 1998

                                TABLE OF CONTENTS
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         ARTICLE I........................................................................     1

         PURCHASE, SALE AND TERMS OF SHARES...............................................     1
         1.01.    The Preferred Shares....................................................     1
         1.02.    The Converted Shares....................................................     1
         1.03.    The Shares..............................................................     1
         1.04.    Purchase Price and Closing..............................................     2
         1.05.    Use of Proceeds.........................................................     3
         1.06.    Representations and Warranties by the Purchasers........................     3

         ARTICLE II.......................................................................     4

         CONDITIONS TO PURCHASERS' OBLIGATION.............................................     4
         2.01.    Representations and Warranties..........................................     4
         2.02.    Documentation at Closing................................................     4
         2.03.    Additional Closing Conditions...........................................     5
         2.04.    Consents, Waivers, Etc..................................................     6
         2.04.    Subsequent Closing Bring-Down Representations and Warranties............     6

         ARTICLE III......................................................................     6

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................     6
         3.01.    Organization and Standing...............................................     6
         3.02.    Corporate Action........................................................     7
         3.03.    Governmental Approvals..................................................     7
         3.04.    Litigation..............................................................     7
         3.05.    Certain Agreements of Officers and Key Employees........................     8
         3.06.    Compliance with Other Instruments.......................................     8
         3.07.    Condition, Absence of Activities........................................     8
         3.08.    ERISA...................................................................     9
         3.09.    Transactions with Affiliates............................................     9
         3.10.    Assumptions or Guaranties of Indebtedness of Other Persons..............     9
         3.11.    Investments in Other Persons............................................     9
         3.12.    Securities Act of 1933..................................................     9
         3.13.    Disclosure..............................................................     9
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         3.14.    Brokers or Finders......................................................    10
         3.15.    Capitalization; Status of Capital Stock.................................    10
         3.16.    Registration Rights.....................................................    11
         3.17.    Books and Records.......................................................    11
         3.18.    Title to Assets, Patents................................................    11
         3.19.    The Year 2000...........................................................    11

         ARTICLE IV.......................................................................    12

         COVENANTS OF THE COMPANY.........................................................    12
         4.01.    Affirmative Covenants of the Company Other Than Reporting
                  Requirements............................................................    12
         4.02.    Negative Covenants of the Company.......................................    15
         4.03.    Reporting Requirements..................................................    17

         ARTICLE V........................................................................    19

         RIGHT OF FIRST REFUSAL...........................................................    19
         5.01.    Right of First Refusal..................................................    19
         5.02.    Notice of Acceptance....................................................    19
         5.03.    Conditions to Acceptances and Purchase..................................    19
         5.04.    Further Sale............................................................    20
         5.05.    Termination of Right of First Refusal...................................    20
         5.06.    Exception...............................................................    20

         ARTICLE VI.......................................................................    21

         DEFINITIONS AND ACCOUNTING TERMS.................................................    21
         6.01.    Certain Defined Terms...................................................    21
         6.02.    Accounting Terms........................................................    24
         6.03.    Knowledge...............................................................    24

         ARTICLE VII......................................................................    24

         MISCELLANEOUS....................................................................    24
         7.01.    No Waiver; Cumulative Remedies..........................................    24
         7.02.    Amendments, Waivers and Consents........................................    24
         7.03.    Addresses for Notices...................................................    25
         7.04.    Costs, Expenses and Taxes...............................................    25
         7.05.    Binding Effect; Assignment..............................................    25
         7.06.    Survival of Representations and Warranties..............................    26
         7.07.    Prior Agreements........................................................    26
         7.08.    Severability............................................................    26
         7.09.    Governing Law...........................................................    26
         7.10.    Headings................................................................    26
         7.11.    Counterparts............................................................    26
         7.12.    Further Assurances......................................................    26
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         7.13.    Indemnification.........................................................    26

EXHIBITS

1.01              List of Purchasers
1.01A             Designation of Series A Convertible Preferred Stock
1.04(b)           Additional Purchasers not requiring Battery Ventures IV, L.P. Approval
2.02B             Opinion of Counsel
2.03B             Stockholders Agreement
2.03E             Registration Rights Agreement
2.03GA            Form of Noncompetition and Nonsolicitation Agreement
2.03GB            Form of Invention and Nondisclosure Agreement
2.03HA            Form of Stock Restriction Agreement
2.03HB            Form of Right of First Refusal Agreement
3.01              Foreign Qualifications
3.04              Litigation
3.07              Condition, Absence of Activities
3.09              Transactions with Affiliates
3.11              Investments in Other Persons
3.15              Capitalization; Status of Capital Stock
3.18(a)           Title of Assets; Patents
3.18(b)           List of patents, trademarks, tradenames, permits and licenses
3.18(c)           Compensation for use of patents and other intellectual property rights

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                            AKAMAI TECHNOLOGIES, INC.
                               One Kendall Square
                         Cambridge, Massachusetts 02139




                                                     As of November 23, 1998


TO:      The Persons listed on Exhibit 1.01 hereto

         Re:      Series A Convertible Preferred Stock

Ladies and Gentlemen:

         Akamai Technologies, Inc., a Delaware corporation (the "Company"), agrees with each of you as follows:

                                    ARTICLE I

                       PURCHASE, SALE AND TERMS OF SHARES

         1.01. The Preferred Shares. The Company has authorized the issuance and sale of up to 1,100,000 shares (the "Preferred Shares") of its previously authorized but unissued shares of Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), at a purchase price of $7.60 per share to the persons (collectively, the "Purchasers" and, individually, a "Purchaser") and in the respective amounts set forth in Exhibit
1.01 hereto. The designation, rights, preferences and other terms and conditions relating to the Series A Preferred Stock are as set forth on Exhibit 1.01A hereto.

         1.02. The Converted Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other preferential rights, a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the rights of conversion of the holders of the Preferred Shares. Any shares of Common Stock issuable upon conversion of the Preferred Shares, and such shares when issued, are herein referred to as the "Converted Shares."

         1.03. The Shares. The Preferred Shares and the Converted Shares are sometimes collectively referred to herein as the "Shares."
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                                      -2-


         1.04.    Purchase Price and Closing.

                  (a) The Initial Closing. The Company agrees to issue and sell to the Purchasers and, subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase that number of the Preferred Shares set forth opposite their respective names in Exhibit 1.01. The aggregate purchase price of the Preferred Shares being purchased by each Purchaser is set forth opposite such Purchaser's name in Exhibit 1.01. The purchase and sale shall take place at a closing (the "Initial Closing") to be held on or before November 23, 1998, at 10:00 A.M., at such location and at such time as may be mutually agreed upon, subject to the satisfaction of all of the conditions to the Closing specified in Article II herein. At the Initial Closing the Company will issue and deliver certificates evidencing the Preferred Shares to be sold at the Initial Closing to each of the Purchasers (or its nominee) against payment of the full purchase price therefor by(i) wire transfer of immediately available funds to an account designated by the Company, (ii) check payable to the order of the Company or its designee (iii) delivery to the Company for cancellation promissory notes issued by the Company, or (iv) any combination of
(i), (ii) and (iii) above.

                  (b) Subsequent Closings. In the event that the Company shall not have sold all 1,100,000 shares of the Preferred Shares at the Initial Closing, the Company and the Purchasers agree that at one or more subsequent closings (collectively, the "Subsequent Closings" and, individually, a "Subsequent Closing"; the Initial Closing and each Subsequent Closing referred to herein as a "Closing" and collectively as the "Closings"), the Company may issue and sell any of the unsold Preferred Shares ("Additional Shares") to one or more accredited investors who shall be subject to the approval (which approval shall not be unreasonably withheld) of each of Battery Ventures IV, L.P. ("Battery") and the Board of Directors of the Company (the "Additional Purchasers", which Additional Purchasers may also be Purchasers or affiliates of Purchasers); provided, however, that no such approval of Battery shall be required with respect to any Additional Purchasers who (i) are listed on Exhibit 1.04(b) or (ii) are admitted as Additional Purchasers after January 1, 1999. In all events each such Subsequent Closing (other than with respect to the option of Battery and Battery Investments Partners IV, LLC to purchase Additional Shares as set forth below) shall occur on or before January 31, 1999 and, provided, further, any shares sold to any of the Additional Purchasers (other than Battery or any of its affiliates) shall not exceed 501,320 of the Preferred Shares, of which no more than 80,264 of such Preferred Shares shall be issuable pursuant to conversion of existing indebtedness or contractual obligations of the Company. The Company and the Purchasers further agree that (i) the Company shall amend this Agreement solely to provide for the issuance of the Additional Shares to the Additional Purchasers under the terms and conditions of this Agreement and (ii) the Additional Purchasers shall become parties to this Agreement as amended by executing counterparts hereof. At least 20 days prior to the date of each Subsequent Closing, the Company shall notify Battery, and provide Battery with the right (but not the obligation) to exercise the option (described in Section 1.04(c) below) at the time of such Subsequent Closing. Notwithstanding the foregoing, in the event that the Company sells at least 263,158 Additional Shares to a single Additional Purchaser (or group of affiliated Additional Purchasers) at any Subsequent Closing, then the option provided to Battery (as described in Section 1.04(c)) shall
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                                      -3-


expire if not exercised at such Subsequent Closing following the notice provided for in the preceding sentence.

                  (c) In the event the Company shall not have sold all 1,100,000 shares of the Preferred Shares by January 31, 1999 the Company, Battery and Battery Investment Partners IV, LLC agree that on such date Battery and Battery Investment Partners IV, LLC, pro rata in accordance with their respective purchases of Preferred Shares at the Initial Closing (i.e., 98.5% and 1.5%, respectively), shall have the option, exercisable in their sole discretion upon not less than ten (10) days' notice to the Company given no later than March 1, 1999, to purchase from the Company up to a maximum of 131,579 of any unsold Preferred Shares at a Subsequent Closing under the terms and conditions of this Agreement. The terms "Preferred Shares", "Purchaser" and "Purchasers", when used in this Agreement, shall respectively be deemed to include such Additional Shares as are issued and such Additional Purchaser and Additional Purchasers as exist from time to time.

                  (d) Each Subsequent Closing shall be held at such location and at such times and dates, but on or before January 31, 1999, as shall be specified by the Company and the Additional Purchasers. At each Subsequent Closing, the Company will issue and deliver certificates evidencing the Additional Shares to be sold at such Subsequent Closing against payment of the full purchase price by (i) wire transfer of immediately available funds to an account designated by the Company, (ii) check payable to the order of the Company or its designee (iii) delivery to the Company for cancellation promissory notes issued by the Company, or (iv) any combination of (i), (ii) and
(iii) above. The purchase price for Additional Shares to be sold at Subsequent Closings shall not be less than the purchase price of the shares of Preferred Stock sold at the Initial Closing. At each Subsequent Closing from and after December 1, 1998, the Purchasers purchasing Additional Preferred Shares at such Subsequent Closing shall have received a certificate from the President of the Company stating that the representations and warranties of the Company contained in Article III hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct (giving effect to updates, if any, to the exhibits setting forth exceptions to the representations and warranties of the Company) and that all conditions required to be performed prior to or at each such Subsequent Closing have been performed as of such Subsequent Closing (each such certificate referred to herein as a "Bring-Down Certificate").

         1.05. Use of Proceeds. The Company shall use the proceeds for working capital and general corporate purposes.

         1.06. Representations and Warranties by the Purchasers. Each of the Purchasers represents and warrants severally, but not jointly, that (a) it will acquire the Preferred Shares to be acquired by it for its own account and that the Preferred Shares are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof; (b) the execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Purchaser, and this Agreement has been duly executed and delivered, and constitutes a valid, legal, binding and enforceable agreement of such Purchaser; (c) it has taken no action which would give rise to any claim by
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                                      -4-


any other person for any brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby; (d) such Purchaser has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms of the offering of the Preferred Shares and to obtain additional information concerning the Company and its business; and (e) such Purchaser has the ability to evaluate the merits and risks of an investment in the Preferred Shares and can bear the economic risks of such investment. The acquisition by each Purchaser of the Preferred Shares acquired by it shall constitute a confirmation of the representations and warranties made by each such Purchaser as at the date of such acquisition. Each of the Purchasers further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

                                   ARTICLE II

                      CONDITIONS TO PURCHASERS' OBLIGATION

         The obligation of each Purchaser to purchase and pay for the Preferred Shares to be purchased by it at the Initial Closing is subject to the satisfaction of the following conditions:

         2.01. Representations and Warranties. Each of the representations and warranties of the Company set forth in Article III hereof shall be true and correct on the date of the Initial Closing.

         2.02. Documentation at Closing. The Purchasers shall have received prior to or at the Closing all of the following documents or instruments, or evidence of completion thereof, each in form and substance satisfactory to the Purchasers and their special counsel:

                  (a) A copy of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), certified by the Secretary of State of the State of Delaware together with a certified copy of the Certificate of Designation of the Series A Preferred Stock, a copy of the resolutions of the Board of Directors and, if required, the stockholders of the Company evidencing the adoption of the Company's Certificate of Designation of the Series A Preferred Stock, the approval of this Agreement, the issuance of the Preferred Shares and the other matters contemplated hereby, and a copy of the By-laws of the Company, all of which shall have been certified by the Secretary of the Company to be true, complete and correct in every particular, and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement and the Shares.

                  (b) The opinion of Hale and Dorr LLP, counsel to the Company, in the form of Exhibit 2.02B attached hereto.

                  (c) A certificate of the Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Agreement, the certificates for the Preferred Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers. The Purchasers may conclusively rely on such certificate until they shall receive a further certificate of the Secretary or an Assistant Secretary of the Company canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

                  (d) A certificate of the President of the Company stating that the representations and warranties of the Company contained in Article III hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct and that all conditions required to be performed prior to or at the Initial Closing have been performed as of the Initial Closing.

                  (e) Certificates of Good Standing for the Company from the Secretaries of State of the States of Delaware and California, and the Commonwealth of Massachusetts shall have been provided to counsel to the Purchasers.

         2.03. Additional Closing Conditions. The Purchasers shall have received prior to or at the Closing evidence of satisfaction or completion of the following, in form and substance satisfactory to the Purchasers and their special counsel:

                  (a) The Certificate of Designation of the Series A Preferred Stock shall provide for the designation of the rights and preferences of the Series A Preferred Stock in the form set forth in Exhibit 1.01A attached hereto (the "Certificate of Designation").

                  (b) A Stockholders Agreement in the form set forth in Exhibit 2.03B shall have been executed by the parties named therein.

                  (c) The Company shall have paid the costs, expenses, taxes and filing fees identified in Section 7.04.

                  (d) The Board of Directors of the Company following the Initial Closing shall consist of five (5) members, of which the members shall be: Daniel Lewin, F. Thomson Leighton and Todd Dagres, with the remaining members to be designated in accordance with the terms of the Stockholders Agreement.
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                                      -6-


                  (e) The Company and the Purchasers shall have entered into a Registration Rights Agreement in the form set forth in Exhibit 2.03E.

                  (f) The Company's By-laws shall be in form and substance reasonably satisfactory to the Purchasers and their special counsel; and not in limitation of the foregoing, shall provide that the Chief Executive Officer shall be designated and elected by the Company's Board of Directors.

                  (g) Each of the Founders shall have entered into a non-competition and non-solicitation agreement and an invention and non-disclosure agreement in the forms attached hereto as Exhibit 2.03GA and
Exhibit 2.03GB, respectively.

                  (h) Each of the Founders and each of Arthur Bilger and Paul Sagan shall have entered into a Stock Restriction Agreement substantially in the form attached hereto as Exhibit 2.03HA. Each of Marco Greenberg and Preetish Nijahwan shall have entered into a Right of First Refusal Agreement substantially in the form attached hereto as Exhibit 2.03HB.

         2.04. Consents, Waivers, Etc. Prior to the Initial Closing, the Company shall have obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Preferred Shares and to carry out the transactions contemplated hereby and thereby, and all such consents and waivers shall be in full force and effect. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Preferred Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal or state securities laws. In addition to the documents set forth above, the Company shall have provided to the Purchasers any other information or copies of documents that they may reasonably request.

         2.05. Bring-Down Certificate. At each Subsequent Closing from and after December 1, 1998, the Purchasers purchasing Additional Preferred Shares at such Subsequent Closing shall have received a Bring-Down Certificate.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants as follows as of the date hereof and as of the date of the Initial Closing:

         3.01. Organization and Standing. The Company is a duly organized and validly existing corporation in good standing under the corporate laws of the State of Delaware and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted or as now proposed to be conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary as set forth in
Exhibit 3.01, except where the failure to so qualify would not have a material adverse effect on the business, operations, affairs or condition of the Company or in its properties or assets taken as a whole, or which might call into question the validity of this Agreement, any of the Shares, or any action taken or to be taken pursuant hereto or thereto (a "Material Adverse Effect").

         3.02. Corporate Action. The Company has all necessary corporate power and has taken all corporate action required to enter into and perform this Agreement, the Registration Rights Agreement, the Stockholders Agreement and any other agreements and instruments executed in connection herewith (collectively, the "Financing Documents"). The Financing Documents are valid and binding obligations of the Company, enforceable in accordance with their terms. The issuance, sale and delivery of the Preferred Shares in accordance with this Agreement, and the issuance, sale and delivery of the Converted Shares have been duly authorized and reserved for issuance, as the case may be, by all necessary corporate action on the part of the Company. Sufficient authorized but unissued shares of Common Stock have been reserved by appropriate corporate action in connection with the prospective conversion of the Preferred Shares at the initial conversion price, and the issuance of the Preferred Shares is not, and the issuance of the Converted Shares upon the conversion of the Preferred Shares will not be, subject to preemptive rights or other preferential rights in any present stockholders of the Company and will not conflict with any provision of any agreement or instrument to which the Company is a party or by which it or its property is bound.

         3.03. Governmental Approvals. Except for the filing of any notice subsequent to the Closing that may be required under applicable state and/or federal securities laws (which, if required, shall be filed on a timely basis and a copy of which shall be provided to the Purchasers and their counsel), no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for the execution and delivery by the Company of this Agreement, for the offer, issue, sale and delivery of the Preferred Shares, or for the performance by the Company of its obligations under this Agreement or the Shares.

         3.04. Litigation. Except as set forth in Exhibit 3.04, there is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company affecting any of its respective properties or assets, or against any officer, Key Employee or holder of more than 5% of the capital stock of the Company (other than any Purchaser) relating to such person's performance of duties for the Company or relating to his stock ownership in the Company or otherwise relating to the business of the Company, nor to the knowledge of the Company has there occurred any event or does there exist any condition on the basis of which any such litigation, proceeding or investigation might property be instituted. Neither the Company nor, to the knowledge of the Company, any officer, Key Employee or holder of more than 5% of the capital stock of the Company (other than any

Purchaser) is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency specifically naming the Company such officer, Key Employee or holder of more than 5% of the capital stock of the Company. Except as set forth in Exhibit 3.04, there are no actions or proceedings pending or, to the knowledge of the Company, threatened against the Company or against any officer or Key Employee which could reasonably be expected to result, either in any case or in the aggregate, in any Material Adverse Effect. The foregoing sentences include, without limiting their generality, actions pending or, to the knowledge of the Company, threatened (or any basis therefor), involving the prior employment of any of the Company's officers or employees (including any Key Employees) or their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers.

         3.05. Certain Agreements of Officers and Key Employees.

                  (a) To the knowledge of the Company, no officer or Key Employee of the Company is in violation of any term of any employment contract, patent disclosure agreement, proprietary information agreement, noncompetition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such officer or Key Employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or relating to the use of trade secrets or proprietary information of others, and, to the Company's knowledge, the continued employment of the Company's officers and Key Employees does not subject the Company or any Purchaser to any liability to third parties.

                  (b) To the knowledge of the Company, no officer of the Company nor any Key Employee of the Company whose termination, either individually or in the aggregate, would have a Material Adverse Effect, has expressed any present intention of terminating his employment with the Company.

         3.06. Compliance with Other Instruments. The Company is in compliance in all respects with the terms and provisions of this Agreement and of its Certificate of Incorporation and By-laws, and in all material respects with the terms and provisions of all mortgages, indentures, leases, agreements and other instruments by which it is bound or to which it or any of its respective properties or assets are subject. The Company is in compliance with all judgments specifically naming the Company or any of the Founders, decrees, governmental orders specifically naming the Company or any of the Founders, statutes, rules or regulations by which it is bound or to which any of its properties or assets are subject. Neither the execution and delivery of this Agreement or the issuance of the Shares, nor the consummation of any transaction contemplated by this Agreement, has constituted or resulted in or will constitute or result in a default or violation of any term or provision of any of the foregoing documents, instruments, judgments, agreements, decrees, orders, statutes, rules and regulations.

         3.07. Condition, Absence of Activities. The Company was incorporated as a Delaware corporation on August 20, 1998. Except as set forth in Exhibit 3.07, the Company owns no assets and has no liabilities of any kind, including contingent liabilities, liabilities for taxes or agreements or commitments, but excluding trade payables that have occurred in the ordinary course of business since August 20, 1998. Except as set forth in
Exhibit 3.07 the Company has not conducted any business activities or executed any material agreements. Not in limitation of the foregoing, the Company has entered into "beta" agreements with each of Buena Vista Internet Group (an affiliate of Disney), Universal Studios Online Inc., and Metro-Goldwyn Mayer Studios Inc. The Company has not paid any dividends or made any distributions on or purchased or otherwise acquired any shares of its capital stock.

         3.08. ERISA. The Company does not make and has no present intentions to make any contributions to any employee pension benefit plans for its employees that are subject to ERISA.

         3.09. Transactions with Affiliates. Except as set forth on Exhibit 3.09, as contemplated hereby or consented to by the Purchasers in accordance with this Agreement, there are no loans, leases, royalty agreements or other continuing transactions between any Founder, officer, employee or director of the Company or any Person owning 5% or more of any class of capital stock of the Company or any member of the immediate family of such Founder, officer, employee, director or stockholder or any corporation or other entity controlled by such officer, employee, director or stockholder or a member of the immediate family of such officer, employee, director or stockholder.

         3.10. Assumptions or Guaranties of Indebtedness of Other Persons. Except as contemplated hereby or consented to by the Purchasers in accordance with this Agreement, the Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss), any Indebtedness of any other Person.

         3.11. Investments in Other Persons. Except as contemplated hereby or consented to by the Purchasers in accordance with this Agreement, the Company has not made any loan or advance to any Person which is outstanding on the date of this Agreement, nor is it committed or obligated to make any such loan or advance, nor does the Company own any capital stock, assets comprising the business of, obligations of, or any interest in, any Person except as disclosed in this Agreement. The Company has no Subsidiaries.

         3.12. Securities Act of 1933. The Company has complied with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares. Prior to the Closing, neither the Company nor anyone acting on its behalf has sold, offered to sell or solicited offers to buy the Shares or similar securities to, or solicit offers with respect thereto from, or entered into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Shares under the registration provisions of the Securities Act, and applicable state securities laws.

         3.13. Disclosure. Neither this Agreement nor any other agreement, document, certificate or written statement furnished to the Purchasers or their special counsel by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact relating directly to the Company necessary in order to make the statements contained herein or therein not misleading. There is no fact within the knowledge of the Company which has not been disclosed herein or in writing to the Purchasers and which taken by itself would constitute a circumstance having a Material Adverse Affect. The projections contained in the Business Plan were prepared in good faith and with a good faith belief in the reasonableness of the assumptions used therein, but which the Company cannot and does not assure or guarantee the attainment of in any manner. Without limiting the generality of the foregoing, the Company does not have any knowledge that there exists, or there is pending or planned, any statute, rule, law, regulation, standard or code which would have a Material Adverse Affect on the Company's business.

         3.14. Brokers or Finders. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any of their respective agents.

         3.15. Capitalization; Status of Capital Stock. The Company has a total authorized capitalization consisting of (i) 5,000,000 shares of Common Stock, par value $.01 per share, of which 1,832,400 shares are issued and outstanding and (ii) 2,000,000 shares of Preferred Stock, par value $.01 per share, of which 1,100,000 shares are designated as Series A Convertible Preferred Stock, of which no shares are issued and outstanding on the date hereof, prior to giving effect to the transactions contemplated hereby. A complete list of the capital stock of the Company that has been previously issued and the names in which such capital stock is registered on the stock transfer books of the Company is set forth in Exhibit 3.15 hereto. All the outstanding shares of capital stock of the Company have been duly authorized, and are validly issued, fully paid and non-assessable. The Preferred Shares, when issued and delivered in accordance with the terms hereof and after payment of the purchase price therefor, and the Converted Shares, when issued and delivered upon conversion of the Preferred Shares, will be duly authorized, validly issued, fully-paid and non-assessable. Except as otherwise set forth in Exhibit 3.15, no options, warrants, subscriptions or purchase rights of any nature to acquire from the Company shares of capital stock or other securities are authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities except as contemplated by this Agreement. Except as set forth in Exhibit 3.15, there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement, the Stockholders' Agreement referred to in Section 2.03(b), the Registration Rights Agreement referred to in Section 2.03(e), the Certificate of Designation referred to in Section 2.03(a) and the Stock Restriction and Right of First Refusal Agreements referred to in Section 2.03(h). Other than as provided in this Section, there are no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting of the capital stock of the Company. The offer and sale of all capital stock and other securities of the Company issued before the Closing complied with or were exempt from all applicable federal and state securities laws and no stockholder has a right of rescission with respect thereto.

         3.16. Registration Rights. Except for the rights granted to the Purchasers pursuant to Registration Rights Agreement referred to in Section 2.03(e) hereof, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

         3.17. Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

         3.18. Title to Assets, Patents. The Company has good and marketable title in fee to such of its fixed assets, if any, as are real property, and good and marketable title to all of its other assets and properties, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except those occurring in the ordinary course of business and those indicated on
Exhibit 3.18(a). The Company enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect. The Company does not know of any adverse claim that would interfere with the Company's right to use the patents, patent rights, permits, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, software and intellectual property rights being used to conduct its business as now operated and as now proposed to be operated (a list of all such patents, trademarks, trade names, permits, and licenses used by the Company in the operation of its business and all material is attached hereto as Exhibit 3.18(b)); and the Company does not have any reason to believe that the conduct of the Company's business as now operated and as now proposed to be operated conflicts or will conflict with valid patents, patent rights, permits, licenses granted to the Company (other than off the shelf), trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and intellectual property rights of any other Person. To the Company's knowledge, no product or process presently used or proposed to be manufactured, marketed, offered, sold or used by the Company will violate any license or infringe on any intellectual property rights of any other Person; and neither the Company's intellectual property rights nor the operation or proposed operation of the Company's business is known by the Company to conflict with the asserted rights of others, nor does there exist any known basis for any such conflict. No claim is known by the Company to be pending or threatened to the effect that any such intellectual property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and the Company does not have any reason to believe that any patents or intellectual property rights owned or used by the Company may be invalid. Except as set forth in Exhibit 3.18(c), the Company has no obligation known by the Company to compensate any Person for the use of any such patents or other intellectual property rights, and the Company has not granted any Person any license or other rights to use in any manner any of the patents or rights of the Company, whether requiring the payment of royalties or not.

         3.19. The Year 2000. The Company has used reasonable procedures to verify that its software will recognize and process date fields after the turn of the century, and perform date-dependent calculations and operations (including sorting, comparing and reporting) after the turn of the century correctly, and has used reasonable efforts to ensure that its software will not produce invalid and/or incorrect results as a result of the change of century (all without human intervention, other than original data entry of valid dates), provided that the software receives correct and properly formatted date inputs from all software and hardware that exchanges data with or provides data to the software.

                                   ARTICLE IV
                            COVENANTS OF THE COMPANY

         4.01. Affirmative Covenants of the Company Other Than Reporting Requirements. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that until the consummation of a Qualified Public Offering, it will perform and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

                  (a) Payment of Taxes and Trade Debt. Pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or any Subsidiary shall have set aside on its books sufficient reserves, if any, with respect thereto. Pay and cause each Subsidiary to pay, when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Company or its Subsidiaries, except such as are being contested in good faith and by proper proceedings if the Company or Subsidiary concerned shall have set aside on its books sufficient reserves, if any, with respect thereto.

                  (b) Maintenance of Insurance. Obtain and maintain from reputable insurance companies or associations a term life insurance policy on the lives of each of Thomson Leighton and Daniel Lewin the face amount equal to $2,000,000 each (so long as each remains an employee of the Company), which proceeds will be payable to the order of the Company. Within ten (10) days after the Initial Closing, obtain insurance with a reputable insurance company or association in such amount and covering such risks as is customary coverage covering its properties and businesses customarily carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or any Subsidiary operates for the type and scope of its properties and businesses and maintain, and cause each Subsidiary to maintain, such insurance. The Company will not cause or permit any assignment of the proceeds of the life insurance policies specified in the first sentence of this paragraph and will not borrow against such policies. The Company will add Battery

Ventures IV, L.P. as a notice party to such policies and will request that the issuer(s) of such policies provide such designee with at least ten (10) days' notice before either such policy is terminated (for failure to pay premiums or otherwise) or assigned, or before any change is made in the designation of a beneficiary thereof.

                  (c) Preservation of Corporate Existence. Preserve and maintain, and, unless the Company deems it not to be in its best interests, cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties. Use commercially reasonable best efforts to secure, preserve and maintain, and cause each Subsidiary to use commercially reasonable best efforts to secure, preserve and maintain, all licenses and other rights to use patents, processes, licenses, permits, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and deemed by the Company to be material to the conduct of its business or the business of any Subsidiary.

                  (d) Compliance with Laws. Comply, and cause each Subsidiary to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, where noncompliance would have a Material Adverse Affect.

                  (e) Inspection. Permit, upon reasonable request and notice, each of the Purchasers who holds at least 65,789 shares of the outstanding Preferred Shares (as equitably adjusted for stock splits, stock dividends and the like) or any authorized agents or representatives thereof to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties of the Company and any Subsidiary, to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, directors or Key Employees and independent accountants, and consult with and advise the management of the Company and any Subsidiary as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice. Each Purchaser agrees that it will maintain the confidentiality of any information so obtained by it which is not otherwise available from other sources, subject to the disclosure of information of a non-technical nature, including financial information, which such Purchaser discloses to its partners and/or shareholders generally.

                  (f) Keeping of Records and Books of Account. Keep, and cause each Subsidiary to keep, adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and any Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, return of merchandise, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

                  (g) Maintenance of Properties; Material Assets. Use commercially reasonable best efforts to maintain and preserve, and cause each Subsidiary to use commercially reasonable best efforts to maintain and preserve, all of its properties and assets, necessary for the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted; including, without limitation, the maintenance and preservation of any material patents, licenses, permits or agreements being used by the Company in its business as now operated and as now proposed to be operated, including that certain patent and license agreement dated October 26, 1998 by and between the Massachusetts Institute of Technology ("MIT") and the Company (the "License Agreement"). The Company shall continue to use its best efforts to seek to obtain the assignment of all rights (including any and all patent rights and copyrights) of those individuals known to be authors of the Program as such term is defined in the License Agreement.

                  (h) Compliance with ERISA. Comply, and cause each Subsidiary to comply, with all minimum funding requirements applicable to any pension, employee benefit plans or employee contribution plans which are subject to ERISA or to the Internal Revenue Code of 1986, as amended (the "Code"), and comply, and cause each Subsidiary to comply, in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any Subsidiary will permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in
Section 4068 of ERISA to attach to the assets of the Company or any Subsidiary.

                  (i) Budgets Approval. Not later than 45 days prior to the commencement of each fiscal year, prepare and submit to, and obtain the approval of a majority of the Board of Directors of, a business plan and monthly operating budgets in reasonable detail for the next fiscal year, including capital and operating expense budgets, cash flow projections and profit and loss projections, all itemized in reasonable detail (including itemization of provisions for officers' compensation). The budget and business plan shall be reviewed by the Company periodically, and all changes therein and all material deviations therefrom shall be resubmitted to the Board of Directors. The Company shall not enter into any activity not in the ordinary course of business and not envisioned by the budget and business plan, unless approved by the affirmative vote of a majority of the members of the Board of Directors.

                  (j) Financings. Promptly, fully and in detail, inform the Board of Directors of any substantive discussions, offers or contracts relating to possible financings of any nature for the Company, whether initiated by the Company or any other Person, except for (A) arrangements with trade creditors, and (B) utilization by the Company or any Subsidiary of commercial lending arrangements with financial institutions.

                  (k) By-laws. The Company shall at all times cause its By-laws to provide that, unless otherwise required by the laws of the State of Delaware,
(i) any two directors or (ii) any holder or holders of at least 25% of the outstanding Preferred Shares, shall have the right to call a meeting of the Board of Directors or stockholders. The Company shall at all times maintain provisions in its By-laws or Certificate of Incorporation indemnifying all directors against liability to the maximum extent permitted under the laws of the State of Delaware.

                  (l) Noncompetition and Nonsolicitation Agreements; Invention and Nondisclosure Agreements. The Company shall obtain a Noncompetition and Nonsolicitation

Agreement, and Invention and Nondisclosure Agreement in the form attached hereto as Exhibits 2.03HA and 2.03HB, respectively, from each Key Employee of the Company.

                  (m) The Board of Directors. Call, and to the extent a quorum can be maintained, hold meetings of the Company's Board of Directors as determined by a majority of the Board of Directors (which majority shall include at least one representative of the Purchasers), but in any event not less than on a quarterly basis. Promptly pay all direct out-of-pocket expenses reasonably incurred by each non-management director of the Company in attending each meeting of the Board of Directors or any committee thereof.

                  (n) Chief Executive Office. Subject to Section 4.02(j) herein, the Company shall continue the executive search currently in effect for a Chief Executive Officer.

         4.02. Negative Covenants of the Company. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that, for so long as at least 50% of the shares of Series A Preferred Stock which were issued pursuant to this Agreement remain outstanding, it will comply with and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, and will not, without the consent of at least 60% in interest of the holders of the Preferred
Shares:

                  (a) Restrictions on Indebtedness. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any liability with respect to any Indebtedness for money borrowed except the following:

                           (i) Indebtedness of the Company, not to exceed, in
the aggregate, $6,000,000; and

                           (ii) Indebtedness of the Company in respect of
Capital Expenditures subject to Section 4.02(i) herein.

                  (b) Merger or Sale. Except as contemplated by this Agreement and subject to the terms of the Series A Convertible Preferred Stock, merge with or into any other entity (except a Subsidiary or merger in which the Company is the surviving Company and the holders of Company voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction or a consolidation or merger pursuant to which the aggregate consideration definitively and unconditionally payable to all of the stockholders of the Corporation is greater than $50 million), sell to any person or entity any assets constituting all or substantially all of the assets of the Company, or agree to do or permit any Subsidiary to do any of the foregoing (unless the aggregate consideration definitively and unconditionally payable to all of the stockholders as a result of any such transaction is greater than $50 million).

                  (c) Assumptions or Guaranties of Indebtedness of Other Persons. Assume, guarantee, endorse or otherwise become directly or contingently liable on, or permit any

Subsidiary to assume, guarantee, endorse or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person, except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and except for the guaranties of the permitted obligations of any wholly-owned Subsidiary.

                  (d) Distributions. Declare or pay any dividends, purchase, redeem, retire, or otherwise acquire for value any of its capital stock (or rights, options or wan-ants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any Subsidiary to do any of the foregoing (such transactions being hereinafter referred to as "Distributions"), except that any such Subsidiary may declare and make payment of cash and stock dividends, return capital and make distributions of assets to the Company, and except as specifically provided for in the Company's Certificate of Incorporation or the Certificate of Designation, provided, however, that nothing herein contained shall prevent the Company from:

                           (i) effecting a stock split (except for a reverse
stock split) or declaring or paying any dividend consisting of shares of any class of capital stock to the holders of shares of such class of capital stock, or

                           (ii) redeeming any stock of a deceased stockholder
out of insurance held by the Company on that stockholder's life, or

                           (iii) repurchasing the shares of Common Stock at the
original cost thereof (in accordance with the Stock Restriction and Right of First Refusal Agreements in the form of Exhibits 2.03HA and 2.03HB, respectively, attached hereto or similar agreement) held by officers, employees, directors or consultants of the Company which are subject to restrictive stock purchase agreements under which the Company has the option to repurchase such shares upon the occurrence of certain events, including the termination of employment, if in the case of any such transaction the payment can be made in compliance with the other terms of this Agreement.

                  (e) Change in Nature of Business. Make or permit any Subsidiary to make, any material change in the nature of its business as contemplated in written materials delivered to the Purchasers prior to the date hereof.

                  (f) Ownership of Subsidiaries. Purchase or hold beneficially any stock, other securities or evidences of Indebtedness in, or make any investment in any other Person, excluding a wholly-owned subsidiary of the Company.

                  (g) Issuance of Reserved Employee Shares. Grant to any of its employees awards, options or other rights to purchase Reserved Employee Shares unless authorized by vote of the Company's Board of Directors which shall include at least two members who arc elected solely by the Purchasers.

                  (h) Dealings with Affiliates and Others. Other than as contemplated by this Agreement, and other than transactions in the ordinary course of business involving less than $50,000, enter into any transaction, including, without limitation, any loans or extensions of credit or royalty agreements, with any officer or director of the Company or any Subsidiary or holder of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly affiliated with one or more of such officers, directors or stockholders or members of their immediate families unless such transaction is approved in advance by a majority of disinterested members of the Board of Directors, or absent such Board of Directors approval, by a majority in interest of the Purchasers.

                  (i) Capital Expenditures. Incur any Capital Expenditures in any fiscal year in excess of the agreed upon budget therefor.

                  (j) Chief Executive Officer. Elect a Chief Executive Officer unless such person has received the prior approval of those members of the Board of Directors specified in Sections 4(i) and (ii) of the Stockholders' Agreement.

         4.03. Reporting Requirements. For as long as any of the Preferred Shares remain outstanding, the Company will furnish the following to each Purchaser who holds at least 65,789 shares (as equitably adjusted for stock splits, stock dividends and the like) of the Series A Preferred Stock which were issued pursuant to this Agreement (provided, that any notice required to be delivered pursuant to Section 4.03(e) shall be deemed delivered by providing such notice to the directors elected by the holders of the Series A Preferred Stock):

                  (a) Monthly Reports: as soon as available and in any event within 30 days after the end of each calendar month, unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such month and consolidated and consolidating statements of income and retained earnings of the Company and its Subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to monthly budgets, a cash flow analysis for such month, a schedule showing each expenditure of a capital nature during such month, and a summary discussion of the Company's principal functional areas, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied;

                  (b) Quarterly Reports: to the extent not otherwise provided to any Person, as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to quarterly budgets and a summary discussion of the Company's principal functional areas, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied;

                  (c) Annual Reports: as soon as available and in any event within 120 days after the end of each fiscal year of the Company (other than the fiscal year ended December 31, 1998), a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated statements of income of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all such consolidated statements to be duly certified by the chief financial officer of the Company and by such independent public accountants of recognized national standing approved by a majority of the Board of Directors;

                  (d) Budgets: as soon as available after approval by the Board of Directors, a business plan and monthly operating budgets for the forthcoming fiscal year;

                  (e) Notice of Adverse Changes: promptly after the occurrence thereof and in any event within 10 days after each occurrence, notice of any material adverse change in the operations or financial condition of the Company or any material default in any other material agreement to which the Company is a party;

                  (f) Written Reports: promptly upon receipt or publication thereof, any written reports submitted to the Company by independent public accountants in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such accountants or by consultants or other experts in connection with such consultant's or other expert's review of the Company's operations or industry, and written reports prepared by the Company to comply with other investment or loan agreements;

                  (g) Notice of Proceedings: promptly after the commencement thereof, notice of all material actions, suits and proceedings of the type described in Section 3.04 before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any Subsidiary; and

                  (h) Stockholders' and Commission Reports: promptly upon sending, making available, or filing the same, such reports and financial statements as the Company or any Subsidiary shall send or make available to the stockholders of the Company or file with the Commission.

                                    ARTICLE V

                             RIGHT OF FIRST REFUSAL

         5.01. Right of First Refusal. The Company shall not issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any (i) shares of Common Stock, (ii) any other equity security of the Company, including without limitation, shares of Series A Preferred Stock, (iii) any debt security of the Company (other than debt with no equity feature) including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, unless in each case the Company shall have first offered to sell such securities (the "Offered Securities") to the Purchasers as follows: The Company shall offer to sell to each Purchaser (a) that portion of the Offered Securities as the number of shares of Preferred Shares then held by such Purchaser bears to the total number of Preferred Shares held by all Purchasers (the "Basic Amount"), and (b) such additional portion of the Offered Securities as such Purchaser shall indicate it will purchase should the other Purchasers subscribe for less than their Basic Amounts (the "Undersubscription Amount"), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Purchaser (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of fifteen (15) days from receipt of the Offer.

         5.02. Notice of Acceptance. Notice of each Purchaser's intention to accept, in whole or in part, any Offer made pursuant to Section 5.01 shall be evidenced by a writing signed by such Purchaser and delivered to the Company prior to the end of the 15-day period of such offer, setting forth such of the Purchaser's Basic Amount as such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, such Undersubscription Amount as such Purchaser shall elect to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Purchasers are less than the total Offered Securities, then each Purchaser who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, all Undersubscription Amounts it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

         5.03. Conditions to Acceptances and Purchase.

                  (a) Permitted Sales of Refused Securities. In the event that Notices of Acceptance are not given by the Purchasers in respect of all the Offered Securities, the Company shall have ninety (90) days from the expiration of the period set forth in Section 5.01 to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers (the "Refused Securities") to the Person or Persons specified in the Offer, but only for cash and otherwise in all respects upon terms and conditions, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other Person or Persons or less favorable to the Company than those set forth in the Offer.

                  (b) Reduction in Amount of Offered Securities. In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 5.03(a) above), then each Purchaser shall reduce the number of, or other units of the Offered Securities specified in its respective Notices of Acceptance to an amount which shall be not less than the amount of the Offered Securities which the Purchaser elected to purchase pursuant to Section 5.02 multiplied by a fraction, (i) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its respective Notices of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have again been offered to the Purchasers in accordance with Section 5.01.

                  (c) Closing. Upon the closing, which shall include full payment to the Company, of the sale to such other Person or Persons of all or less than all the Refused Securities, the Purchasers shall purchase from the Company, and the Company shall sell to the Purchasers, the number of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to
Section 5.03(b) if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and their respective counsel.

         5.04. Further Sale. In each case, any Offered Securities not purchased by the Purchasers or other Person or Persons in accordance with Section 5.03 may not be sold or otherwise disposed of until they are again offered to the Purchasers under the procedures specified in Sections 5.01, 5.02 and 5.03.

         5.05. Termination of Right of First Refusal. The rights of the Purchasers under this Article V shall terminate immediately prior to the consummation of a Qualified Public Offering or when the Purchasers own less than 50% of the shares of Series A Preferred Stock purchased pursuant to this Agreement, whichever is earlier, provided that the right of the Purchasers under this Article V may be waived by the affirmative vote or consent of holders of at least a majority of the then outstanding Preferred Shares.

         5.06. Exception. The rights of the Purchasers under this Article V shall not apply to:

                  (a) any Additional Shares issued at any Subsequent Closing;

                  (b) Common Stock or rights to purchase Common Stock issued or issuable to MIT pursuant to the License Agreement;

                  (c) Common Stock or rights to purchase Common Stock issued or issuable to any strategic partner of the Company, which strategic partner and the issuance of Common Stock thereto shall be approved by both of the directors elected solely by the holders of the Series A Preferred Stock as set forth in the Stockholders' Agreement;

                  (d) Common Stock or rights to purchase Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

                  (e) Series A Preferred Stock issued as a dividend to holders of Series A Preferred Stock upon any subdivision or combination of shares of Series A Preferred Stock;

                  (f) the Converted Shares;

                  (g) any Reserved Employee Shares;

                  (h) Any securities issued in connection with the acquisition by the Company of another entity by merger, purchase of all or substantially all of the assets of, or purchase of all or substantially all of the capital stock of such entity; or

                  (i) any warrants to purchase Common Stock issued in connection with a commercial bank loan or lease with a financial institution if approved by a majority of the Board of Directors, which majority includes the approval of two representatives of the Purchasers.

                                   ARTICLE VI

                        DEFINITIONS AND ACCOUNTING TERMS

         6.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Agreement" means this Series A Preferred Stock Purchase Agreement as from time to time amended and in effect between the parties, including all Exhibits hereto.

         "Board of Directors" means the board of directors of the Company as constituted from time to time.

         "Business Plan" means the Business Plan of the Company dated as of August 28, 1998.

         "Closing" shall have the meaning attributable to it in Section 1.04 of this Agreement.

         "Capital Expenditures" for any period shall mean all amounts debited or required to be debited to the fixed asset accounts on the balance sheet of the Company during such period in accordance with generally accepted accounting principles in respect of (a) the acquisition, construction, improvement, replacement or betterment of land, buildings, machinery, equipment or of any other fixed assets or leaseholds, and (b) to the extent related to and not included in (a) above, materials, contract labor and direct labor (excluding expenditures properly chargeable to repairs or maintenance in accordance with generally accepted accounting principles).

         "Commission" means the Securities and Exchange Commission (or any other federal agency administering the securities laws).

         "Common Stock" includes (a) the Company's Common Stock, par value $.01 per share, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Company's Certificate of Incorporation, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Company" means and shall include Akamai Technologies, Inc., a Delaware corporation, and its successors and assigns.

         "Consolidated" and "consolidating" when used with reference to any term defined herein mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with generally accepted accounting principles.

         "Converted Shares" shall have that meaning attributable to it in
Section 1.02 of this Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Founders" shall mean F. Thomson Leighton, Daniel Lewin, Jonathan Seelig, Randall Kaplan, Gilbert Friesen and David Karger.

         "Indebtedness" means all obligations, contingent and otherwise, which should, in accordance with generally accepted accounting principles, be classified upon the obligor's balance sheet (or the notes thereto) as liabilities, but in any event including liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including (i) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined by discounting all such payments at the interest rate determined in accordance with applicable Statements of Financial Accounting Standards.

         "Key Employee" means and includes any Founder, the President, chief executive officer, chief financial officer, chief operating officer, vice president of operations, research, development, sales or marketing, or any other individual who performs a significant role in the operations of the Company or a Subsidiary as may be reasonably designated by the Board of Directors of the Company.

         "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Preferred Shares" shall have the meaning attributable to it in Section
1.01 of this Agreement.

         "Purchaser"and "Purchasers" shall have that meaning attributable to those words in Section 1.01 of this Agreement and shall include the Purchasers and also any other holder of any of the Shares.

         "Qualified Public Offering" means a fully underwritten, firm commitment public offering pursuant to an effective registration under the Securities Act covering the offer and sale by the Company of its Common Stock in which the aggregate net proceeds to the Company equal or exceed $20,000,000, in which the price per share of such Common Stock equals or exceeds $22.80 (such price subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event).

         "Reserved Employee Shares" means shares of Common Stock, not to exceed in the aggregate 650,000 shares (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock and subject to the provisions of the Section 4.02(g) hereof), reserved by the Company for issuance pursuant to the Company's 1998 Stock Incentive Plan, provided that, such number may be increased by up to 839,914 additional shares of Common Stock (the "Founders' Shares") (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock and subject to the provisions of the Section 4.02(g) hereof and including 236,900 shares previously issued or subject to options prior to the date hereof) held by the Founders upon the repurchase of such Founders Shares by the Company from the Founders pursuant to contractual rights held by the Company. The foregoing numbers of Reserved Employee Shares may be increased by the affirmative vote or written consent of the directors elected solely by the holders of Series A Convertible Preferred Stock or the affirmative vote or written consent of the holders of at least 60% of the then outstanding shares of Series A Convertible Preferred Stock.

         "Securities Act" means the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Series A Preferred Stock" means the Series A Convertible Preferred Stock of the Company, par value $.01 per share, having the rights, powers, privileges and preferences set forth in Exhibit 1.01A hereto.

         "Shares" shall have that meaning attributable to it in Section 1.03 of this Agreement.

         "Subsidiary" or "Subsidiaries" means any corporation, partnership, trust or other entity of which the Company and/or any of its other Subsidiaries (as herein defined) directly or indirectly owns at the time a majority of the outstanding shares of every class of equity securities of such corporation, partnership, trust or other entity.

         6.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

         6.03. Knowledge. All references to the knowledge or awareness of the Company shall mean the actual knowledge of any of F. Thomson Leighton, Daniel Lewin, Jonathan Sileeg, Randall Kaplan, Gilbert Friesen and David Karger.

                                   ARTICLE VII

                                  MISCELLANEOUS

         7.01. No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         7.02. Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, and except as hereinafter provided changes in or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from the holder or holders of at least 60% of the then outstanding shares of Series A Convertible Preferred Stock, and (ii) shall deliver copies of such consent in writing to any holders who did not execute such consent. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The Company shall not offer, or agree to pay, any fee or other consideration to any Purchaser in connection with any amendment, modification or waiver of any provision of this Agreement, the Certificate of Designations for the Series A Preferred Stock, the Stockholders Agreement or the Registration Rights Agreement unless such amendment, modification or waiver relates solely to the rights and remedies of such Purchaser and does not adversely affect any rights or remedies of any other holder of the Series A Preferred Stock or such fee or other consideration is offered and paid to all Purchasers pro-rata to their holdings of Preferred Stock. In addition, the Company shall not directly or indirectly repurchase or retire any Series A Preferred Stock (other through the conversion thereof in accordance with the terms of the Certificate of Designations) except on terms and conditions offered to all Purchasers pro-rata to their holdings of the Series A Preferred Stock.

         7.03. Addresses for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed, faxed or delivered to each applicable party at the address set forth in Exhibit 1.01 hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

         If to any other holder of the Shares: at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at the addresses set forth on Exhibit 1.01 hereto or at such other address as shall be designated by such Person in a Written notice to the other parties complying as to delivery with the terms of this Section 7.03.

         If to the Company: at the address set forth on page 1 hereof, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section, with a copy to: Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attention: John
H. Chory, Esq.

         All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; express overnight courier service; or registered mail, return receipt requested) or transmitted by facsimile, be effective three days after deposited in the mails or upon transmission by facsimile, respectively, addressed as aforesaid, unless otherwise provided herein.

         7.04. Costs, Expenses and Taxes. The Company agrees to pay in connection with the preparation, execution and delivery of this Agreement and the issuance of the Preferred Shares, the reasonable fees and expenses of Testa, Hurwitz & Thibeault, LLP, special counsel for the Purchasers, up to a maximum of $20,000. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Preferred Shares and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         7.05. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate any of its respective obligations hereunder or to assign its respective rights hereunder or any interest herein without the prior written consent of the holders of at least a majority in interest of the Shares.

         7.06. Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

         7.07. Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the purchase and sale of the Shares.

         7.08. Severability. The provisions of this Agreement and the terms of the Series A Preferred Stock are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or the Series A Preferred Stock shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the terms of the Series A Preferred Stock; but this Agreement and the terms of the Series A Preferred Stock shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         7.09. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

         7.10. Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         7.11. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         7.12. Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Shares.

         7.13. Indemnification.

                  (a) The Company shall, with respect to the representations, warranties and agreement made by it herein, indemnify, defend and hold the Purchasers harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses (collectively, "Losses" and individually, a "Loss")), arising from the untruth, inaccuracy or breach of any such representations, warranties or agreements of the Company. Without limiting the generality of the foregoing, the Purchasers shall be deemed to have suffered Loss as a result of the untruth, inaccuracy or breach of any such representations or warranties if such liability, loss or damage shall be suffered by the Company as a result of, or in connection with, such untruth, inaccuracy or breach of any facts or circumstances constituting such untruth, inaccuracy or breach. To claim a Loss, one or more Purchasers shall deliver to the Company a notice (the "Loss Notice") specifying in reasonable detail the nature and estimated amount of the Loss. At the time of delivery of the Loss Notice to the Company, a duplicate copy of the Loss Notice shall be delivered to the other Purchasers. A determination as to the existence and amount of the Loss claimed in the Loss Notice shall be made in accordance with Section 7.13(c) below. At the election of the Purchasers (made within 10 days after determination of the existence and amount of a Loss in accordance with Section 7.13(c)), the Loss shall be payable to the Purchasers in (i) cash, (ii) by means of an adjustment in the Series A Conversion Price (as defined in Section 5A of the Designation of the Series A Preferred Stock) as provided in Section 5H of the Designation of the Series A Preferred Stock or (iii) by a combination of (i) and (ii) above. Any dispute regarding a Loss shall be determined as set forth in
Section 7.13(c) herein.

                  (b) The representations and warranties of the Company set forth in this Agreement shall survive the Closing until November 23, 2000 and be of no further force or effect as of such date, except that (i) the representations and warranties set forth in Section 3.07 shall survive until the delivery to the Purchasers of the report described in Section 4.03(c) of this Agreement covering the Company's fiscal year ended December 31, 1999, (ii) the representations and warranties set forth in Sections 3.13 and 3.18 shall survive the Closing until November 23, 1999, and (iii) the representations and warranties set forth in Section 3.15 shall survive the Closing forever and shall not terminate.

                  (c) Within 10 days after delivery of the Loss Notice, the Purchasers shall designate a representative (the "Purchaser Representative"). The Company and the Purchaser Representative shall thereafter attempt in good faith for 30 days to agree upon the amount of the Loss claimed in the Loss Notice (the "Loss Amount") and the then fair market value of one share of Series A Preferred Stock after giving effect to the Loss (the "Current Series A Value"). If no such agreement can be reached, the Company and the Purchaser Representative shall each promptly select an arbitrator and thereafter the two arbitrators shall select a third arbitrator. The three arbitrators shall thereafter determine, by majority vote and pursuant to the then rules of the American Arbitration Association, the Loss Amount and the Current Series A Value. Each of the arbitrators shall be a member in good standing of the American Arbitration Association. The Company and the Purchaser Representative shall each be permitted to submit written positions and arguments to the arbitrators concerning the matters at issue before the arbitrators. The fees and expenses of the arbitrators shall be borne (i) 100% by the Company, if the Loss amount as determined by the arbitrators is greater than or equal to 50% of the estimated amount of the Loss as set forth in the Loss Notice, or (ii) 100% by the Purchaser or Purchasers submitting the Loss

Notice, if the Loss Amount as determined by the arbitrators is less than 50% of the estimated amount of the Loss as set forth in the Loss Notice.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                  ************


THE COMPANY:                       PURCHASERS:

AKAMAI TECHNOLOGIES, INC.          BATTERY VENTURES IV, L.P.

                                   By:      Battery Partners, IV, LLC

By: /s/ Daniel Lewin               By:  /s/ Todd Dagres
   -------------------------            ---------------------------------------
Name:  Daniel Lewin                      Member Manager
Title:    President

                                   BATTERY INVESTMENT PARTNERS IV,
                                   LLC

                                   By: /s/ Todd Dagres
                                      -----------------------------------------
                                         Member Manager

                                   ADASE PARTNERS, L.P.

                                   By:  ADASE PARTNERS, LLC


                                   /s/ Arthur H. Bilger
                                   --------------------------------------------
                                   By: Arthur H. Bilger - Managing Member

                                   /s/ Paul Sagan
                                   --------------------------------------------
                                   Paul Sagan

                                   David Allan Kaplan Revocable Trust Dated
                                   December 19, 1980
                                   By: /s/ David Allan Kaplan
                                       ----------------------------------------
                                   Name:  David Allan Kaplan
                                        ---------------------------------------
                                   Title  Trustee
                                        ---------------------------------------

                                   /s/ Jonathan Seelig
                                   --------------------------------------------
                                   Jonathan Seelig

                                    /s/ Michael Seelig
                                   --------------------------------------------
                                   Michael Seelig

                                   /s/ Julie Seelig
                                   --------------------------------------------
                                   Julie Seelig

                       ADDITIONAL PURCHASER SIGNATURE PAGE

      By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                    Name of Purchaser:

                                    Gilbert B. Friesen
                                   --------------------------------------------
                                    Authorized Signature:

                                    /s/ Gilbert B. Friesen
                                   --------------------------------------------
                                    Address:

                                    770 Bonhill Road
                                   --------------------------------------------
                                    Los Angeles, CA  90049
                                   --------------------------------------------

                                   --------------------------------------------

                                    Number of Shares of Series A Convertible
                                    Preferred Stock Being Purchased:

                                    65,789 Shares
                                    -------
                                    Aggregate Purchase Price ($7.60 per
                                    Share):

                                    $499,996.40
                                    ---------------
Agreed to and accepted this
30th day of November, 1998

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel Lewin
  -----------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                    Name of Purchaser:

                                    Ehrenkranz & Ehrenkranz LLP
                                   --------------------------------------------
                                    Authorized Signature:

                                    /s/ Joel S. Ehrenkranz
                                   --------------------------------------------
                                    Address:

                                    375 Park Avenue
                                   --------------------------------------------
                                    New York, NY  10152
                                   --------------------------------------------

                                   --------------------------------------------

                                    Number of Shares of Series A Convertible
                                    Preferred Stock Being Purchased:

                                    32,894 Shares
                                    --------
                                    Aggregate Purchase Price ($7.60 per
                                    Share):

                                    $249,994.40
                                    -------------
Agreed to and accepted this
30th day of November, 1998.

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel M. Lewin
   ------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                      Name of Purchaser:

                                      Peter Morton Lifetime Trust
                                   --------------------------------------------
                                      Authorized Signature:

                                      /s/  [Illegible]
                                   --------------------------------------------
                                      Address:

                                      510 N. Robertson Blvd.
                                   --------------------------------------------
                                      Los Angeles, CA  90048
                                   --------------------------------------------

                                   --------------------------------------------

                                      Number of Shares of Series A Convertible
                                      Preferred Stock Being Purchased:

                                      32,894 Shares
                                      --------
                                      Aggregate Purchase Price ($7.60 per
                                      Share):

                                      $249,994.40
                                      -----------
Agreed to and accepted this
30th day of November, 1998.

AKAMAI TECHNOLOGIES, INC.

By:  /s/ Daniel M. Lewin
   ------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                   Name of Purchaser:

                                   Brian T. Bedol
                                   --------------------------------------------
                                   Authorized Signature:

                                   /s/ Brian T. Bedol
                                   --------------------------------------------
                                   Address:

                                   31 Eagle Rock Way
                                   --------------------------------------------
                                   Montclair, NJ  07042
                                   --------------------------------------------

                                   --------------------------------------------

                                   Number of Shares of Series A Convertible
                                   Preferred Stock Being Purchased:

                                   19,736 Shares
                                   -------
                                   Aggregate Purchase Price ($7.60 per
                                   Share):

                                   $149,993.60
                                   ------------
Agreed to and accepted this
30th day of November, 1998.

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel M. Lewin
   -------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                  Name of Purchaser:

                                  Richard Donner & Lauren Shuler Donner as
                                  trustees of the R&L Donner Trust under the
                                  amended and restated trust agreement dated
                                  12/15/95
                                  ---------------------------------------------
                                  Authorized Signature:

                                  /s/  [Illegible]
                                  ---------------------------------------------
                                  Address:

                                  10345 W. Olympic Blvd., 2nd Floor
                                  ---------------------------------------------
                                  Los Angeles, CA  90064
                                  ---------------------------------------------

                                  ---------------------------------------------

                                  Number of Shares of Series A Convertible
                                  Preferred Stock Being Purchased:

                                  16,447 Shares
                                  -------
                                  Aggregate Purchase Price ($7.60 per
                                  Share):

                                  $124,997.20
                                  ------------
Agreed to and accepted this
30th day of November, 1998.

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel M. Lewin
  -------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                    Name of Purchaser:

                                    Straight Arrow Publishers Company, L.P.
                                  ---------------------------------------------
                                    Authorized Signature:

                                    /s/ John M. Lagana
                                  ---------------------------------------------
                                    John M. Lagana, VP and CFO

                                    Address:

                                    c/o Rolling Stone
                                  ---------------------------------------------
                                    1290 Avenue of the Americas
                                  ---------------------------------------------
                                    New York, NY  10104
                                  ---------------------------------------------

                                    Number of Shares of Series A Convertible
                                    Preferred Stock Being Purchased:

                                    16,447 Shares
                                    --------
                                    Aggregate Purchase Price ($7.60 per
                                    Share):

                                    $124,997.20
                                    --------------
Agreed to and accepted this
30th day of November, 1998.

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel M. Lewin
     ------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                   Name of Purchaser:

                                   Jonathan Seelig
                                  ---------------------------------------------
                                   Authorized Signature:

                                   /s/ Jonathan Seelig
                                  ---------------------------------------------
                                   Address:

                                   334 Harvard Street
                                  ---------------------------------------------
                                   Cambridge, MA  02139
                                  ---------------------------------------------

                                  ---------------------------------------------

                                   Number of Shares of Series A Convertible
                                   Preferred Stock Being Purchased:

                                   1,316 Shares
                                   ------
                                   Aggregate Purchase Price ($7.60 per
                                   Share):

                                   $10,001.60
                                   -------------
Agreed to and accepted this
30th day of November, 1998.

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel M. Lewin
     -------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                  Name of Purchaser:

                                  Randall Kaplan
                                  ---------------------------------------------
                                  Authorized Signature:

                                  /s/ Randall Kaplan
                                  ---------------------------------------------
                                  Address:

                                  1657 Veteran Ave. #203
                                  ---------------------------------------------
                                  Los Angeles, CA  90024
                                  ---------------------------------------------

                                  ---------------------------------------------

                                  Number of Shares of Series A Convertible
                                  Preferred Stock Being Purchased:

                                  13,157 Shares
                                  ---------
                                  Aggregate Purchase Price ($7.60 per
                                  Share):

                                  $99,993.20
                                  -------------
Agreed to and accepted this
30th day of November, 1998.

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel M. Lewin
     ------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                  Name of Purchaser:

                                  Earl P. Galleher III
                                  ---------------------------------------------
                                  Authorized Signature:

                                  /s/ Earl P. Galleher III
                                  ---------------------------------------------
                                  Address:

                                  5910 Cranston Road
                                  ---------------------------------------------
                                  Bethesda, MD  20816
                                  ---------------------------------------------

                                  ---------------------------------------------

                                  Number of Shares of Series A Convertible
                                  Preferred Stock Being Purchased:

                                  3,289 Shares
                                  ---------
                                  Aggregate Purchase Price ($7.60 per
                                  Share):

                                  $24,996.40
                                  ------------
Agreed to and accepted this
30th day of November, 1998.

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel M. Lewin
     -----------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                  Name of Purchaser:

                                  Linda Eder Ross
                                  ---------------------------------------------
                                  Authorized Signature:

                                  /s/ Linda Eder Ross
                                  ---------------------------------------------
                                  Address:

                                  24650 North Cromwell
                                  ---------------------------------------------
                                  Franklin, MI  48025
                                  ---------------------------------------------

                                  ---------------------------------------------

                                  Number of Shares of Series A Convertible
                                  Preferred Stock Being Purchased:

                                  3,289 Shares
                                  ---------
                                  Aggregate Purchase Price ($7.60 per
                                  Share):

                                  $24,996.40
                                  -----------
Agreed to and accepted this
30th day of November, 1998.

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel M. Lewin
     -------------------------
     Daniel M. Lewin
     President

                            AKAMAI TECHNOLOGIES, INC.

                     Amendment No. 1 to Series A Convertible
                       Preferred Stock Purchase Agreement

         This Amendment No. 1 to Series A Convertible Preferred Stock Purchase Agreement (this "Amendment") is dated as of December 8, 1998 by and among Akamai Technologies, Inc., a Delaware corporation (the "Company"), and the individuals and entities whose signatures are set forth below (the "Purchasers").

         WHEREAS, the Company and the Purchasers are parties to a Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 (the "Purchase Agreement");

         WHEREAS, the Company and the Purchasers desire Polaris Venture Partners II L.P. and Polaris Venture Partners Founders Fund II L.P. (together, the "Polaris Funds") to join in and become parties to the Purchase Agreement as Additional Purchasers pursuant to Section 1.04(b) thereof; and

         WHEREAS, the amendment of the Purchase Agreement as provided herein is a condition to the Polaris Funds' joining in and becoming parties to the Purchase Agreement as Additional Purchasers;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effective immediately prior to the Polaris Funds' joining in and becoming parties to the Purchase Agreement as Additional Purchasers, Section
5.01 of the Purchase Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                  "5.01 Right of First Refusal. The Company shall not issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any (i) shares of Common Stock, (ii) any other equity security of the Company, including without limitation, shares of Series A Preferred Stock, (iii) any debt security of the Company (other than debt with no equity feature) including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, unless in each such case the Company shall have first offered to sell such securities (the "Offered Securities") to the Purchasers as follows: The Company shall offer to sell to each Purchaser (a) that portion of the Offered Securities as the number of Preferred Shares then held by such Purchaser bears to the total number of Preferred Shares held by all Purchasers (assuming for these purposes that (i) the number of Preferred Shares then held by Polaris Venture Partners II L.P. and Polaris Venture Partners Founders Fund II L.P. equals twice the number of Preferred Shares actually held by Polaris Venture Partners II L.P. and Polaris Venture Partners Founders Fund II L.P., respectively, and (ii) the number of Preferred Shares then held by all Purchasers equals the sum of (X) the number of

         Preferred Shares then held by all Purchasers other than Polaris Venture Partners II L.P. and Polaris Venture Partners Founders Fund II L.P. plus (Y) twice the number of Preferred Shares actually held by Polaris Venture Partners II L.P. and Polaris Venture Partners Founders Fund II L.P.) (the "Basic Amount"), and (b) such additional portion of the Offered Securities as such Purchaser shall indicate it will purchase should the other Purchasers subscribe for less than their Basic Amounts (the "Undersubscription Amount"), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Purchaser (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of fifteen (15) days from receipt of the Offer."

         2. Other than as set forth above, the Purchase Agreement is ratified and confirmed in all respects.

         EXECUTED as of the date first set forth above.

                                   COMPANY:

                                   AKAMAI TECHNOLOGIES, INC.

                                   By:/s/ Daniel Lewin
                                  ---------------------------------------------
                                   Name:  Daniel Lewin
                                   Title:  President

                                   PURCHASERS:

                                   BATTERY VENTURES IV, L.P.

                                   By:    Battery Partners IV, LLC


                                   By:/s/ Todd Dagres
                                  ---------------------------------------------
                                          Member Manager

                                   BATTERY INVESTMENT PARTNERS
                                          IV, LLC

                                   By:/s/ Todd Dagres
                                  ---------------------------------------------
                                          Member Manager

                                   ADASE PARTNERS, L.P.

                                   By:    ADASE Partners, LLC

                                   By:/s/ Arthur Bilger
                                      -----------------------------------------
                                          Managing Member


                                     /s/ Paul Sagan
                                      -----------------------------------------
                                         Paul Sagan


                                    DAVID ALLAN KAPLAN REVOCABLE
                                      TRUST DATED DECEMBER 19, 1980


                                    By:
                                      -----------------------------------------
                                           David Allan Kaplan
                                           Trustee


                                    /s/ Jonathan Seelig
                                    -------------------------------------------
                                         Jonathan Seelig

                                    /s/ Michael Seelig
                                    -------------------------------------------
                                    Michael Seelig

                                    /s/ Julie Seelig
                                    -------------------------------------------
                                    Julie Seelig

                                    /s/ Gilbert B. Friesen
                                    -------------------------------------------
                                    Gilbert B. Friesen

                                    EHRENKRANZ & EHRENKRANZ LLP

                                    By: /s/ Joel S. Ehrenkranz
                                    -------------------------------------------
                                    Name:
                                    Title:

                                    PETER MORTON LIFETIME TRUST

                                    By:/s/ Peter Morton
                                    -------------------------------------------
                                    Name:  Peter Morton
                                    Title:  Trustee


                                    -------------------------------------------
                                    Brian T. Bedol

                                    RICHARD DONNER & LAUREN SHULER
                                    DONNER AS TRUSTEES OF THE R&L
                                    DONNER TRUST UNDER THE
                                    AMENDED AND RESTATED TRUST
                                    AGREEMENT DATED 12/15/95

                                    By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                    STRAIGHT ARROW PUBLISHERS
                                    COMPANY, L.P.


                                    By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                    /s/ Randall Kaplan
                                    -------------------------------------------
                                    Randall Kaplan

                                    /s/ Earl P. Galleher III
                                    -------------------------------------------
                                    Earl P. Galleher III

                                    /s/ Linda Eder Ross
                                    -------------------------------------------
                                    Linda Eder Ross

                       ADDITIONAL PURCHASER SIGNATURE PAGE

         By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                    Name of Purchaser:

                                    Battery Ventures IV, L.P.
                                    -------------------------------------------
                                    Authorized Signature:

                                    /s/ [Illegible]
                                    -------------------------------------------
                                    Address:

                                    20 William Street
                                    -------------------------------------------
                                    Wellesley, MA  02481
                                    -------------------------------------------

                                    -------------------------------------------

                                    Number of Shares of Series A Convertible
                                    Preferred Stock Being Purchased:

                                    116,454 Shares
                                    --------
                                    Aggregate Purchase Price ($7.60 per
                                    Share):

                                    $885,050.40
                                    -----------
Agreed to and accepted this
14th day of December, 1998.

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel M. Lewin
     -----------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                     Name of Purchaser:

                                     Battery Investment Partners IV, LLC
                                    -------------------------------------------
                                     Authorized Signature:

                                     /s/ [Illegible]
                                    -------------------------------------------
                                     Address:

                                     20 William Street
                                    -------------------------------------------
                                     Wellesley, MA  02481
                                    -------------------------------------------

                                    -------------------------------------------

                                     Number of Shares of Series A Convertible
                                     Preferred Stock Being Purchased:

                                     1,974 Shares
                                     --------
                                     Aggregate Purchase Price ($7.60 per
                                     Share):

                                     $15,002.40
                                     -----------
Agreed to and accepted this
14th day of December, 1998

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel Lewin
     -------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                   Name of Purchaser:

                                   Polaris Venture Partners II L.P.
                                   -------------------------------------------
                                   Authorized Signature:

                                   /s/ Terrance McGuire
                                   -------------------------------------------
                                   Address:

                                   1000 Winter Street, Suite 3350
                                   -------------------------------------------
                                   Waltham, MA  02451
                                   -------------------------------------------

                                   -------------------------------------------

                                   Number of Shares of Series A Convertible
                                   Preferred Stock Being Purchased:

                                   257,119 Shares
                                   ----------
                                   Aggregate Purchase Price ($7.60 per
                                   Share):

                                   $1,954,104.40
                                   --------------
Agreed to and accepted this
14th day of December, 1998

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel Lewin
     ------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                    Name of Purchaser:

                                    Polaris Venture Partners
                                       Founders Fund II L.P.
                                    -------------------------------------------
                                    Authorized Signature:

                                    /s/ Terrance McGuire
                                    -------------------------------------------
                                    Address:

                                    1000 Winter Street, Suite 3350
                                    -------------------------------------------
                                    Waltham, MA  02451
                                    -------------------------------------------

                                    -------------------------------------------

                                    Number of Shares of Series A Convertible
                                    Preferred Stock Being Purchased:

                                    6,044 Shares
                                    --------
                                    Aggregate Purchase Price ($7.60 per
                                    Share):

                                    $45,934.40
                                    --------------
Agreed to and accepted this
14th day of December, 1998

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel Lewin
     ------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                    Name of Purchaser:

                                    George Conrades
                                    -------------------------------------------
                                    Authorized Signature:

                                    /s/ George Conrades
                                    -------------------------------------------
                                    Address:

                                    c/o Polaris Venture Partners
                                    -------------------------------------------
                                    1000 Winter Street, Suite 3350
                                    -------------------------------------------
                                    Waltham, MA  02451
                                    -------------------------------------------

                                    Number of Shares of Series A Convertible
                                    Preferred Stock Being Purchased:

                                    29,605 Shares
                                    ---------
                                    Aggregate Purchase Price ($7.60 per
                                    Share):

                                    $224,998.00
                                    -------------
Agreed to and accepted this
14th day of December, 1998

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel Lewin
     ------------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                    Name of Purchaser:

                                    David F. Callan
                                    -------------------------------------------
                                    Authorized Signature:

                                    /s/ David F. Callan
                                    -------------------------------------------
                                    Address:

                                    300 Commercial St #806
                                    -------------------------------------------
                                    Boston, MA  02109
                                    -------------------------------------------

                                    -------------------------------------------

                                    Number of Shares of Series A Convertible
                                    Preferred Stock Being Purchased:

                                    6,578 Shares
                                    ---------
                                    Aggregate Purchase Price ($7.60 per
                                    Share):

                                    $49,992.80
                                    ---------------
Agreed to and accepted this
14th day of December, 1998

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel Lewin
     -------------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                    Name of Purchaser:

                                    Scott Morrisse
                                    -------------------------------------------
                                    Authorized Signature:

                                    /s/ Scott Morrisse
                                    -------------------------------------------
                                    Address:

                                    69 Spinnaker Way
                                    -------------------------------------------
                                    Portsmouth, NH  03801
                                    -------------------------------------------

                                    -------------------------------------------

                                    Number of Shares of Series A Convertible
                                    Preferred Stock Being Purchased:

                                    6,578 Shares
                                    ---------
                                    Aggregate Purchase Price ($7.60 per
                                    Share):

                                    $49,992.80
                                    --------------
Agreed to and accepted this
14th day of December, 1998

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel Lewin
     ----------------------
     Daniel M. Lewin
     President

                       ADDITIONAL PURCHASER SIGNATURE PAGE

     By his, her or its execution and delivery of this signature page, the undersigned hereby (i) joins in and agrees to be an "Additional Purchaser" under that certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 among Akamai Technologies, Inc. (the "Company") and the individuals and entities named therein (the "Purchase Agreement"), (ii) joins in and agrees to be a "Purchaser" under that certain Registration Rights Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Registration Rights Agreement"), (iii) joins in and agrees to be an "Investor" under that certain Stockholders' Agreement dated as of November 23, 1998 among the Company and the individuals and entities named therein (the "Stockholders' Agreement") and (iv) authorizes this signature page to be attached to the Purchase Agreement, the Registration Rights Agreement and the Stockholders' Agreement.

                                    Name of Purchaser:

                                    Thomas A. Herring
                                    -------------------------------------------
                                    Authorized Signature:

                                    /s/ Thomas A. Herring
                                    -------------------------------------------
                                    Address:

                                    c/o Polaris Venture Partners
                                    -------------------------------------------
                                    1000 Winter Street, Suite 3350
                                    -------------------------------------------
                                    Waltham, MA  02451
                                    -------------------------------------------

                                    Number of Shares of Series A Convertible
                                    Preferred Stock Being Purchased:

                                    3,289 Shares
                                    ---------
                                    Aggregate Purchase Price ($7.60 per
                                    Share):

                                    $24,996.40
                                    -------------
Agreed to and accepted this
14th day of December, 1998

AKAMAI TECHNOLOGIES, INC.

By:   /s/ Daniel Lewin
     --------------------------
     Daniel M. Lewin
     President